5. Income Taxes - Provision for income taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Income Taxes - Provision For Income Taxes Details
Federal tax (benefit) at statutory rate	$ (368,614)	$ (564,259)
Expiration of net operating loss carryforwards	0	533,950
Change in valuation allowance	342,174	30,403
Other	26,440	(94)
Provision for income taxes, net	$ 0	$ 0